                                                                       Exhibit A

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                                                Date of Issuance: March 25, 2004

                                                                        $350,000


                    12% SENIOR SECURED CONVERTIBLE DEBENTURE
                              DUE MARCH 25, 2005(1)

THIS DEBENTURE is one of a series of duly authorized and issued debentures of Thinkpath Inc., a corporation organized and existing under the corporate law of the Province of Ontario, Canada, having a principal place of business at 55 University Avenue, Suite 400, Toronto, Ontario, Canada M5J 2H7 (the "Company"), designated as its 12% Senior Secured Convertible Debentures, due March 25, 2005 in the aggregate principal amount of up to $350,000 (the "Debentures") pursuant to the Securities Purchase Agreement, as amended from time to time, originally dated March 25, 2004 by and among the Company and the investors signatory thereto (the "Purchase Agreement"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

         FOR VALUE RECEIVED, the Company promises to pay to Bristol Investment Fund, Ltd., or its registered assigns (the "Holder"), the principal sum of $350,000 on March 25, 2005 or such earlier date as the Debentures are required or permitted to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 12% per annum, payable monthly, beginning on March 1, and on each Conversion Date (as defined herein) and on the Maturity Date (each such date, an "Interest Payment Date"), in cash or shares of Common Stock (as defined in Section 5) that have been registered for resale by the Holder or are otherwise freely transferable within 41 calendar

--------
(1)  12 months from the Original Issue Date.

days after the applicable Interest Payment Date pursuant to Regulation S. The Company may not prepay any portion of the principal amount or interest on this Debenture without the prior written consent of the Holder. Subject to the terms and conditions herein, the decision whether to pay interest hereunder in shares of Common Stock or cash shall be at the discretion of the Company. Not less than ten Trading Days (as defined in Section 5) prior to each Interest Payment Date, the Company shall provide the Holder with written notice of its election to receive interest hereunder either in cash or shares of Common Stock pursuant to the terms of Section 4 (the Company may indicate in such notice that the election contained in such notice shall continue for later periods until revised). Failure to timely provide such written notice shall be deemed an election by the Company to pay the interest on such Conversion Date in shares of Common Stock pursuant to the terms of Section 4, provided the Registration Statement is then effective registering such shares or the shares may be issued pursuant to Regulation S. Interest shall be calculated on the basis on a 360-day year and shall accrue daily commencing on the Original Issue Date (as defined in Section 5) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person (as defined in Section 5) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "Debenture Register"). All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at the rate of 15% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) ("Late Fee") which will accrue daily, from the date such interest is due hereunder through and including the date of payment.

         The obligations of the Company hereunder are secured by a lien on assets of the Company and its Subsidiaries pursuant to the Security Agreement(s) and the Pledge and Security Agreement. The Company and the Holder shall have those rights and obligations set forth in such agreements, including without limitation the right to accelerate the maturity hereof upon the occurrence of certain stated events, as if such rights and obligations were fully set forth herein.

         This Debenture is subject to the following additional provisions:

         Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

         Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement (as defined in Section 5) and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person (as defined in Section 5) in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         Section 3. Events of Default.

                  a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                           (i) any default in the payment of the principal of,
                  interest (including any Late Fees) on or liquidated damages and Standard Liquidated Damages Amount due under the Securities Purchase Agreement in respect of, any Debentures, free of any claim of subordination, as and when the same shall become due and payable (whether on an Interest Payment Date, a Conversion Date or the Maturity Date or by acceleration or otherwise);

                           (ii) the Company shall fail to observe or perform any
                  other covenant, agreement or warranty contained in, or otherwise commit any breach of any of the Transaction Documents (as defined in Section 5), and, in the case of those breaches that are capable of being remedied, such failure or breach shall not have been remedied within three business days after the date on which notice of such failure or breach shall have been given;

                           (iii) the Company or any of its subsidiaries shall
                  commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

                           (iv) the Company shall default in any of its
                  obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding $25,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

                           (v) the Common Stock shall not be eligible for
                  quotation on or quoted for trading on the OTC Bulletin Board, or listed for trading on the Nasdaq SmallCap Market, the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Subsequent Market") and shall not again be eligible for and quoted or listed for trading thereon within five Trading Days;

                           (vi) the Company shall be a party to any Change of
                  Control Transaction (as defined in Section 5), shall agree to sell or dispose all or in excess of 33% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares (as defined in Section
                  5));


                           (vii) an Underlying Shares Registration Statement, if
                  required to be filed, shall not have been declared effective by the Commission (as defined in Section 5) on or prior to the Effectiveness Date;

                           (viii) if, during the Effectiveness Period (as
                  defined in the Registration Rights Agreement), the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than 5 consecutive Trading Days;

                           (ix) an Event (as defined in the Registration Rights
                  Agreement) shall not have been cured to the satisfaction of the Holder prior to the expiration of fifteen days from the Event Date (as defined in the Registration Rights Agreement) relating thereto (other than an Event resulting from a failure of an Underlying Shares Registration Statement to be declared effective by the Commission on or prior to the 60th calendar day after the Filing Date, which shall be covered by Section 3(a)(vii));

                           (x) the Company shall fail for any reason to deliver
                  certificates to a Holder prior to the third Trading Day after a Conversion Date pursuant to and in accordance with Section 4(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof;

                           (xi) the Company shall fail for any reason to deliver
                  the payment in cash pursuant to a Buy-In (as defined herein) within three days after notice thereof is delivered hereunder; or

                           (xii) the failure of the Company to instruct its
                  transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within three (3) business days of the Holder's request so long as the Holder has provided the standard representations regarding the Rule 144 sale.


                  b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash (or, if the Company is not able to pay such amounts in cash, the Holder may in its sole discretion accept payment in shares of Common Stock at the then applicable Conversion Price). The aggregate amount payable upon an Event of Default shall be equal to the sum of: (i) the Mandatory Prepayment Amount (as defined in Section 5) plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions hereunder within thirty days of the date of a declaration of an Event of Default and then held by the Holder and (B) the Closing Price (as defined in Section 5) on the date prepayment is due or the date the full prepayment price is paid, whichever is greater. Interest shall accrue on the prepayment amount hereunder from the day such amount is due (being the date of an Event of Default) through the date of prepayment in full thereof in an amount equal to the Late Fee, to accrue daily from the date such payment is due hereunder through and including the date of payment. All Debentures and Underlying Shares for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

         Section 4. Conversion.

                           (a) (i) At any time after the Closing Date, this
                  Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 4(a)(ii) hereof). The Holder shall effect conversions by delivering by facsimile to the Company the form of conversion notice attached hereto as Annex A (a "Conversion Notice"), specifying therein the principal amount of Debentures plus accrued and unpaid interest to be converted, and the date on which such conversion is to be effected (a "Conversion Date"). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company unless the entire principal amount of this Debenture has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion (interest first, then principal). The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions, in a form substantially similar to Schedule 1 attached hereto. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.


                           (ii) Certain Conversion Restrictions. A Holder may
                  not convert Debentures or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph. If the Holder has delivered a Conversion Notice for a principal amount of Debentures that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in
                  Section 4(b) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. In the event of a merger or consolidation of the Company with or into another Person, this paragraph shall not apply with respect to a determination of the number of shares of common stock issuable upon conversion in full of the Debentures if such determination is necessary to establish the Securities or other assets which the holder of Common Stock shall be entitled to receive upon the effectiveness of such merger or consolidation.

                           (iii) Underlying Shares Issuable Upon Conversion and
                  Pursuant to Interest.


                                    (A) The number of shares of Common Stock
                           issuable upon a conversion hereunder shall be determined by adding the sum of: (1) the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Conversion Price, and (2) the amount equal to (x) the product of (I) the outstanding principal amount of this Debenture to be converted and (II) the product of (aa) the quotient obtained by dividing 12% by 360 and (bb) the number of days for which such principal amount was outstanding, divided by (y) the Conversion Price, provided, that if the Holder shall have elected to pay the interest due on a Conversion Date in cash pursuant to the terms hereof, subsection (2) shall not be used in the calculation of the number of shares of Common Stock issuable upon a conversion hereunder.

                                    (B) Notwithstanding anything to the contrary
                           contained herein, if on any Conversion Date:

                                             (1) the number of shares of Common
                                    Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock;

                                             (2) such shares of Common Stock:
                                    (x) are not registered for resale pursuant to an effective Underlying Shares Registration Statement and (y) may not be sold without volume restrictions pursuant to Regulation S or Rule 144(k) promulgated under the Securities Act;

                                             (3) the Common Stock shall fail to
                                    be listed or quoted for trading on the OTC
                                    Bulletin Board or a Subsequent Market;

                                             (4) the Company has failed to
                                    timely satisfy its conversion obligations hereunder; or

                                             (5) the issuance of such shares of
                                    Common Stock would result in a violation of
                                    Section 4(a)(ii),
                                    then, at the option of the Holder, the
                           Company, in lieu of delivering shares of Common Stock pursuant to this Section 4, shall deliver, within three Trading Days of each applicable Conversion Date, an amount in cash equal to the higher of (i) the product of the number of shares of Common Stock otherwise deliverable to the Holder in connection with such Conversion Date and the highest Closing Price during the period commencing on the Conversion Date and ending on the Trading Day prior to the date such payment is made or (ii) 135% of the principal amount plus accrued interest sought to be converted. Such events shall be Events of Default.


                           (b) (i) Not later than three Trading Days after any
                  Conversion Date, the Company will deliver to the Holder (A) the number of shares of Common Stock being acquired upon the conversion of Debenture (the "Conversion Shares") in the form of a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those permitted by the Purchase Agreement), or if the Company's transfer agent is DWAC eligible, in DTC form through a DWAC transfer to the account specified by the Holder, and (B) a bank check in the amount of accrued and unpaid interest (if the Holder has timely elected or the Company is required to pay accrued interest in cash). If in the case of any Conversion Notice such Conversion Shares are not delivered to or as directed by the applicable Holder by the third Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such Conversion Shares to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion and such failure shall be an Event of Default.

                  (ii) If the Company fails for any reason to deliver to the Holder the Conversion Shares pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of principal amount being converted, $100 per Trading Day (increasing to $200 per Trading Day after 3 Trading Days and increasing to $400 per Trading Day 6 Trading Days after such damages begin to accrue) for each Trading Day after such third Trading Day until such Conversion Shares are delivered. In the event a Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder has been engaged in any violation of law or agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Debenture outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

                  (iii) In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder the Conversion Shares pursuant to Section 4(b)(i) by the third Trading Day after the Conversion Date, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and
                  (B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under
                  Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver Conversion Shares hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.


                  (c) (i) The conversion price in effect on any Conversion Date shall be equal to the lesser of (A) 50% of the average of the three lowest Intraday Trading Prices on three separate Trading Days during the sixty Trading Day period immediately prior to such the date of the Purchase Agreement or (B) 50% of the average of the three lowest Intraday Trading Prices on three separate Trading Days during the sixty Trading Day period immediately prior to such Conversion Date (subject to adjustment herein) (the "Conversion Price").

                  (ii) If the Company, at any time while the Debentures are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  (iii) If the Company, at any time while Debentures are outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

                  (iv) If the Company or any subsidiary thereof, as applicable, at any time while Debentures are outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any equity or equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock, but excluding any equity, debt or other instrument convertible into, or exchangeable for or exercisable to purchase, Common Stock, outstanding on the Closing Date (including the Debentures and Warrants)) (collectively, "Common Stock Equivalents") entitling any Person to acquire shares of Common Stock at a price per share less than the then closing bid price of the Common Stock on the OTC Bulletin Board or on such Subsequent Market on which the shares of Common Stock are then listed or quoted (the "Closing Bid Price") (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Closing Bid Price, such issuance shall be deemed to have occurred for less than the Closing Bid Price, as applicable) and greater than the Conversion Price ("Market Price Dilutive Issuance"), then the Conversion Price shall be reduced by multiplying the Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to the Market Price Dilutive Issuance plus the number of shares of Common Stock so issued or issuable in connection with the Market Price Dilutive Issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the Market Price Dilutive Issuance plus the number of shares of Common Stock which the aggregate offering price for such Market Price Dilutive Issuance would purchase at the Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

                           (v) If the Company or any subsidiary thereof, as
                  applicable, at any time while Debentures are outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at a price per share less than the then applicable Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price, as applicable), then the Conversion Price shall be adjusted to equal the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

                  (vi) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  (vii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holders shall have the right thereafter to, at their option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay the aggregate of its outstanding principal amount of Debentures, plus all interest and other amounts due and payable thereon, at a price determined in accordance with
                  Section 3(b). The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

                  (viii) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. No adjustments in the Conversion Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Section are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (ix) Whenever the Conversion Price is adjusted pursuant to this Section 4, the Company shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.


                  (x) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                  (xi) If, at any time while this Debenture is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Mandatory Prepayment Amount.

                  (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

                  (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Price at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


                  (g) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Conversion Notice, shall be in writing and sent in accordance with the Section 5.4 of the Purchase Agreement.

         Section 5. Definitions. For the purposes hereof, the following terms shall have the following meanings:

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which the New York Stock Exchange is closed.

                  "Change of Control Transaction" means the occurrence of any of
         (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company,
         (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

                  "Commission" means the Securities and Exchange Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Mandatory Prepayment Amount" for any Debentures shall equal the sum of (i) the greater of: (A) 135% of the sum of principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, and
         (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the Per Share Market Value on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and (ii) 135% of all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

                  "Original Issue Date" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

                  "Per Share Market Value" means on any particular date the lowest Intraday Trading Price on such date.

                  "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Trading Day" shall mean any day during which the Principal Market shall be open for business.

                  "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

                  "Underlying Shares" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

                  "Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

         Section 6. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company and is secured by a security interest in certain assets and pledged securities of the Company and the Company's Subsidiaries as set forth in that certain Security Agreement and Pledge and Security Agreement, dated as of the Original Issue Date, by the Company in favor of the holders of the Debentures. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders; (b) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (c) enter into any agreement with respect to any of the foregoing.

         Section 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

         Section 8. No indebtedness of the Company is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. The Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Debentures.

         Section 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the Province of Ontario, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Toronto (the "Toronto Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Toronto Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Toronto Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         Section 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

         Section 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

         Section 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.


                              *********************

         IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                    THINKPATH INC.


                                    By:  /s/ Declan French
                                        --------------------------------
                                        Name:  Declan French
                                        Title: President & CEO

                                     ANNEX A

                              NOTICE OF CONVERSION


The undersigned hereby elects to convert principal and, if specified, interest under the 12% Senior Secured Convertible Debenture of Thinkpath Inc., (the "Company") due on March 25, 2005, into shares of common stock, no par value per share (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

Conversion calculations:
                                            Date to Effect Conversion:

                                            Principal Amount of Debentures to be Converted: $__________________

                                            Payment of Interest in Stock                           |_| Yes         |_| No
                                                     If yes, $ _______ of Interest Accrued to be converted

                                            Number of shares of Common Stock to be Issued:

                                            Applicable Conversion Price:

                                            Signature:

                                            Name:

                                            Address:

                                            DWAC Delivery Instructions: ______________________________

                                                                        ______________________________

                                   Schedule 1

                               CONVERSION SCHEDULE

12% Senior Secured Convertible Debentures due on March 25, 2005, in the aggregate principal amount of $350,000 issued by Thinkpath Inc. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

                                           Dated:


======================== ====================== ====================== ====================== ======================

                                                 Aggregate Principal
                                                  Amount Remaining
                                                    Subsequent to
  Date of Conversion                                Conversion
 (or for first entry,                               (or original
 Original Issue Date)    Amount of Conversion     Principal Amount)       Company Attest
------------------------ ---------------------- ---------------------- ---------------------- ----------------------



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======================== ====================== ====================== ====================== ======================